UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report: March 22, 2005

(Date of earliest event reported)

ELECTRO ENERGY INC.
(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810
(Address of principal executive of offices)	(Zip code)

(203) 797-2699
(Registrant's telephone number including area code)

n/a
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

        In connection with the resignation of Michael D. Eskra as President, Chief Operating Officer and a Director of Electro Energy Inc. (the "Company") effective March 22, 2005, as more fully discussed in Item 5.02 herein, the Company has terminated the Executive Employment Agreement between the Company and Mr. Eskra, dated December 31, 2003 (the "Employment Agreement"), in accordance with the terms of the Employment Agreement, and has relieved Mr. Eskra of his duties as President and Chief Operating Officer of the Company, effective as of March 22, 2005.  Pursuant to the terms of the Employment Agreement, Mr. Eskra will be paid at his base salary rate through April 20, 2005.

        Mr. Eskra had been the President, Chief Operating Officer and a Director of the Company since January 1998.  Under the Employment Agreement, Mr. Eskra was entitled to receive a base salary of $235,000 per year, subject to adjustment at the end of each year of employment at the discretion of the Board of Directors.  The Employment Agreement contains covenants prohibiting Mr. Eskra from disclosing confidential information regarding the Company and requiring that all intellectual property developed by him and relating to the business of the Company shall be the sole and exclusive property of the Company.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        By letter dated March 22, 2005 and received by the Company on March 22, 2005, Michael D. Eskra resigned as President, Chief Operating Officer and a Director of the Company.  The Company is aware that Mr. Eskra resigned because of disagreements with management over the execution of certain operational functions.  We believe that the Company's execution of its operational functions is sound.

        A copy of the letter from Mr. Eskra announcing his resignation and a copy of the letter from the Company to Mr. Eskra in response to his resignation letter are included as Exhibits 17.1 and 17.2, respectively, to this report and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report:

Exhibit No.	Description
10.1	Employment Agreement, dated as of December 31, 2003, between Electro Energy, Inc. and Michael D. Eskra.*
17.1	Resignation letter of Michael D. Eskra dated March 22, 2005.
17.2	Letter from Electro Energy Inc. to Michael D. Eskra dated March 22, 2005.

* Incorporated by reference to the Company's Current Report on From 8-K filed with the Securities and Exchange Commission on June 24, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO ENERGY INC.

By:
Name: Martin G. Klein
Title: Chief Executive Officer

Dated: March 29, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Employment Agreement, dated as of December 31, 2003, between Electro Energy, Inc. and Michael D. Eskra.*
17.1	Resignation letter of Michael D. Eskra dated March 22, 2005.
17.2	Letter from Electro Energy Inc. to Michael D. Eskra dated March 22, 2005.

* Incorporated by reference to the Company's Current Report on From 8-K filed with the Securities and Exchange Commission on June 24, 2004.